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                                                                    EXHIBIT 31.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter D. Aquino, certify that:

1.    I have reviewed this annual report on Form 10-K of RCN Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 26, 2006
                                   /s/ Peter D. Aquino
                                   ---------------------------------------------
                                   Name:  Peter D. Aquino
                                   Title:  President and Chief Executive Officer